CREDIT SUISSE INTERNATIONAL

One Cabot Square,     Telephone 020 7888 8888

London E14 4QJ  www.credit-suisse.com

Facsimile Cover Sheet

To:

U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement for the CSMC Mortgage-Backed Trust 2007-1, Class 5-A-1 Certificates

Attention:

Heakyung Chung, CSIN Marketer

Fax number:

To be hand delivered by Heakyung Chung

Date:

30 January 2007

Pages (including cover page):

8

Our Reference No: External ID: 53183172N3 / Risk ID: 447651480 & 447651483

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

          Registered Office as above

Registered with unlimited liability in England under No. 2500199

Authorised and Regulated by the Financial Services Authority

VAT No: GB 447 0737 41

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

30 January 2007

U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement for the CSMC Mortgage-Backed Trust 2007-1, Class 5-A-1 Certificates

External ID: 53183172N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement for the CSMC Mortgage-Backed Trust 2007-1, Class 5-A-1 Certificates.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 January 2007 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Terms used herein and not otherwise defined herein, in the Definitions or the Agreement, shall have the meanings ascribed to them in the Pooling and Servicing Agreement relating to CSMC Mortgage-Backed Trust 2007-1 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, as seller, Banco Popular de Puerto Rico, National Association, as a servicer, Greenpoint Mortgage Funding, Inc, as a servicer, Select Portfolio Servicing, Inc., as a servicer and as special servicer, Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, and U.S. Bank National Association, as Trustee, dated as of January 1, 2007, as amended from time to time (the "Pooling and Servicing Agreement").

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Transaction Type:

Rate Cap Transaction

Notional Amount:

USD 100,000,000, subject to amortization as set out in the Additional Terms

Trade Date:

17 January 2007

Effective Date:

30 January 2007

Termination Date:

25 May 2010, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Payment Date:

30 January 2007, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amount:

USD 206,500

Floating Amounts:

Floating Amount

Payer:

CSIN

Floating Rate

Payer Period End Dates:

The 25th of each month, commencing on 25 February 2007, and ending on the Termination Date, inclusive, with No Adjustment

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Payer Period End Date

Initial Floating Rate

Payer Calculation Period:

From and including 30 January 2007 up to but excluding the Period End Date on 25 February 2007, using No Adjustment

Cap Rate:

5.40%

Floating Rate Option:

USD-LIBOR-BBA, subject to a maximum rate of 8.90%

Designated Maturity:

1 month

Spread:

None

Floating Rate

Day Count Fraction:

30/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Calculation Agent:

CSIN

3.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Wells Fargo Bank, N.A.,

San Francisco, CA

ABA: 121-000-248

Account Number: 3970771416

Account Name: Corporate Trust Clearing

FFC:  50980001, CSMC 2007-1 Class 5-A-1 Yield Maintenance Account

Telephone No.: (410) 884-2000

Facsimile No.: (410) 715-2380

Attention: CSMC 2007-1

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period up to but excluding the Period End Date occurring on:	Notional Amount: (USD)
25-Feb-07	100,000,000.00
25-Mar-07	98,212,149.84
25-Apr-07	96,154,067.79
25-May-07	93,832,088.38
25-Jun-07	91,253,336.26
25-Jul-07	88,425,708.21
25-Aug-07	85,357,851.38
25-Sep-07	82,059,137.51
25-Oct-07	78,539,633.47
25-Nov-07	74,810,067.98
25-Dec-07	71,175,751.39
25-Jan-08	67,634,905.14
25-Feb-08	64,185,783.77
25-Mar-08	60,826,674.27
25-Apr-08	57,555,895.53
25-May-08	54,371,797.71
25-Jun-08	51,272,761.68
25-Jul-08	48,257,198.44
25-Aug-08	45,323,548.58
25-Sep-08	42,470,281.69
25-Oct-08	39,695,895.87
25-Nov-08	36,998,917.16
25-Dec-08	34,377,899.07
25-Jan-09	31,831,422.01
25-Feb-09	29,358,092.84
25-Mar-09	26,956,544.35
25-Apr-09	24,625,434.81
25-May-09	22,363,447.44
25-Jun-09	20,169,290.02
25-Jul-09	18,041,694.39
25-Aug-09	15,979,416.00
25-Sep-09	13,981,233.48
25-Oct-09	12,045,948.23
25-Nov-09	10,172,383.98
25-Dec-09	8,359,386.36
25-Jan-10	6,605,822.51
25-Feb-10	4,910,580.70
25-Mar-10	3,272,569.89
25-Apr-10	1,690,719.41
25-May-10	163,978.50

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

 Yours faithfully,

Credit Suisse International

 By: /s/ Marleen Nobile

Name: Marleen Nobile

Title:   Authorized Signatory

Confirmed as of the date first written above:

U.S. Bank National Association, not in its individual capacity, but solely as trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement for the CSMC Mortgage-Backed Trust 2007-1, Class 5-A-1 Certificates

By: /s/ Charles F. Pedersen

Name: Charles F. Pedersen

Title:   Vice President

Acknowledged and agreed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual capacity, but solely as trust administrator of CSMC Mortgage-Backed Trust 2007-1, Class 5-A-1 Certificates

By: /s/ Amy Doyle

Name: Amy Doyle

Title:   Vice President

Our Reference No: External ID: 53183172N3 / Risk ID: 447651480 & 447651483